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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2003

DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Indiana	0-20625	35-1898425
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 East 96th Street Suite 100 Indianapolis, IN 46240 (Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (317) 808-6000

Item 5.    Other Events

RISK FACTORS

        As required of all public companies, Duke Realty Limited Partnership files periodic reports with the Securities and Exchange Commission. In addition, we from time to time issue press releases and other oral or written information. These documents and statements may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We make such forward-looking statements based on our expectations at the time we make the statements, and all such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to materially differ from our expectations. For this reason, investors and potential investors should exercise caution in interpreting such forward-looking statements.

        In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, we are identifying and discussing in this report certain business risks and other important factors that could cause our actual results to differ materially from our expectations expressed in forward-looking statements made by us or on our behalf.

We are dependent on Duke Realty Corporation continuing to qualify as a real estate investment trust.

        We are the operating partnership through which Duke Realty Corporation ("Duke") holds its real estate assets and conducts all of its operations. Consequently, we must rely on Duke, as our general partner, to manage our affairs and business. Currently, Duke elects to be taxed as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"). Duke's qualification as a REIT provides significant tax advantages to us. If Duke were to cease to qualify as a REIT we would lose these tax benefits, which could adversely affect our ability to fund our continuing operations and service our debt. Duke intends to continue to operate so as to qualify as a REIT, however in order to do so it must satisfy numerous requirements established under highly technical and complex Code provisions for which there are only limited judicial and administrative interpretations. Satisfaction of these requirements also depends on various factual circumstances not entirely within Duke's or our control. Even a technical or inadvertent mistake could jeopardize Duke's REIT status. Although we believe that Duke can continue to operate so as to qualify as a REIT, we cannot offer any assurance that it can continue to do so or that legislation, new regulations, administrative interpretations or court decisions will not significantly change the qualification requirements or the Federal income tax consequences of qualification. If Duke were to fail to qualify as a REIT in any taxable year, it would have the following effects:

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  Duke would not be allowed a deduction for distributions to shareholders and would be subject to Federal income tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates;

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  unless Duke were entitled to relief under certain statutory provisions, it would be disqualified from treatment as a REIT for the four taxable years following the year during which it lost its qualification; and

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  Duke's and our net earnings available for investment, distribution to shareholders, or service of debt would decrease due to the additional tax liability for the year or years involved.

        As such, any failure of Duke to qualify as a REIT would likely have a significant adverse effect on the value of our securities.

Conflicts of interests may arise in the course of our business.

        Holders of our units may suffer adverse tax consequences upon a sale or refinancing of any of our properties. Therefore, these holders, including certain of Duke's officers and directors, may have interests that conflict with those of Duke's shareholders regarding the appropriate timing and pricing of such sales or refinancings. Duke, as our general partner, has exclusive authority with respect to the terms of sale or refinancing for any individual property, however, members of Duke's management or board who hold our units may influence Duke not to sell or refinance certain properties even though such action might otherwise be in our best interests. There can be no assurance that Duke's and our policies will be successful in eliminating all influence of such conflicts.

Our net earnings available for investment could decrease as a result of factors outside of our control.

        Our business is subject to the risks incident to the ownership and operation of commercial real estate, many of which involve circumstances not within our control. Such risks include the following:

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  downturns in the national economy, or in regions or localities where our properties are located, generally will negatively impact the demand for rental space and rental rates;

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  competition for tenants;

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  changes in market rental rates;

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  oversupply or reduced demand for space in the areas where our properties are located;

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  delay or inability to collect rent from tenants who are bankrupt, insolvent or otherwise unwilling or unable to pay;

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  difficulty in leasing or re-leasing space quickly or on favorable terms;

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  costs associated with periodically renovating, repairing and reletting rental space;

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  our ability to provide adequate maintenance and insurance;

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  our ability to control variable operating costs;

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  changes in government regulations;

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  changes in interest rate levels;

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  the availability of financing; and

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  potential liability under, and changes in, environmental, zoning, tax and other laws.

        Further, a significant portion of our costs, such as real estate taxes, insurance and maintenance costs and our debt service payments, are generally not reduced when circumstances cause a decrease in cash flow from our properties.

Our real estate development activities are subject to risks particular to development.

        We intend to continue to pursue development activities as opportunities arise. These development activities generally require various government and other approvals. We may not receive the necessary approvals. We are subject to the risks associated with development activities. These risks include:

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  unsuccessful development opportunities could result in direct expenses to us;

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  construction costs of a project may exceed original estimates, possibly making the project less profitable than originally estimated, or possibly unprofitable;

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  the time required to complete the construction of a project or to lease up the completed project may be greater than originally anticipated, thereby adversely affecting our cash flow and liquidity;

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  occupancy rates and rents of a completed project may not be sufficient to make the project profitable; and

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  the unavailability of favorable sources to fund our development activities.

We may be unsuccessful in operating completed real estate projects.

        We face the risk that the real estate projects we develop or acquire will not perform in accordance with our expectations. This risk exists because of factors such as the following:

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  the prices paid for acquired facilities are based upon a series of market judgments; and

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  costs of any improvements required to bring an acquired facility up to standards to establish the market position intended for that facility might exceed budgeted costs.

        Further, we can give no assurance that acquisition targets meeting our guidelines for quality and yield will be available when we seek them.

We are exposed to the risks of defaults by tenants.

        Any of our tenants may experience a downturn in their business that may weaken their financial condition. In the event of default or the insolvency of a significant number of our tenants, we may experience a substantial loss of rental revenue and/or delays in collecting rent and incur substantial costs in enforcing our rights as landlord. If a tenant files for bankruptcy protection, a court could allow the tenant to reject and terminate its lease with us.    Our income and cash flow would be adversely affected if a significant number of our tenants became unable to meet their obligations to us, became insolvent or declared bankruptcy.

We may be unable to renew leases or relet space.

        When our tenants decide not to renew their leases upon their expiration, we may not be able to relet the space. Even if our tenants do renew or we are able to relet the space, the terms of renewal or reletting (including the cost of renovations, if necessary) may be less favorable than current lease terms. If we are unable to promptly renew the leases or relet the space, or if the rental rates upon such renewal or reletting are significantly lower than current rates, then our income and cash flow would be adversely affected, especially if we were unable to lease a significant amount of the space vacated by tenants in our properties.

Our insurance coverage on our properties may be inadequate.

        We maintain comprehensive insurance on each of our facilities, including liability, fire and extended coverage. We believe this coverage is of the type and amount customarily obtained for real property. However, there are certain types of losses, generally of a catastrophic nature, such as earthquakes, hurricanes and floods or acts of war or terrorism that may be uninsurable or not economically insurable. We use our discretion when determining amounts, coverage limits and deductibles for insurance. These terms are determined based on retaining an acceptable level of risk at a reasonable cost. This may result in insurance coverage that in the event of a substantial loss would not be sufficient to pay the full current market value or current replacement cost of our lost investment. Inflation, changes in building codes and ordinances, environmental considerations and other factors also may make it unfeasible to use insurance proceeds to replace a facility after it has been damaged or destroyed. Under such circumstances, the insurance proceeds we receive may not be adequate to restore our economic position in a property. If an insured loss occurred, we could lose both our investment in and anticipated profits and cash flow from a property, and we would continue to be obligated on any mortgage indebtedness or other obligations related to the property. Although we believe our insurance is with highly rated providers, we are also subject to the risk that such providers may be unwilling or unable to pay our claims when made.

We could be exposed to significant environmental liabilities as a result of conditions of which we are not now aware.

        As an owner and operator of real property, we may be liable under various Federal, state and local laws for the costs of removal or remediation of certain hazardous substances released on or in our property. Such laws often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release of the hazardous substances. In addition, we could have greater difficulty in selling real estate on which hazardous substances were present or in borrowing using such real estate as collateral. It is our general policy to have Phase I environmental audits performed for all of our properties and land by qualified environmental consultants. These Phase I environmental audits have not revealed any environmental liability that would have a material adverse effect on our business. However, a Phase I environmental audit does not involve invasive procedures such as soil sampling or ground water analysis, and we cannot be sure that the Phase I environmental audits did not fail to reveal a significant environmental liability or that a prior owner did not create a material environmental condition on our properties or land which has not yet been discovered. We could also incur environmental liability as a result of future uses or conditions of such real estate or changes in applicable environmental laws.

We do not have exclusive control over our joint venture investments.

        We have interests in joint ventures and partnerships and may in the future conduct business through joint ventures and partnerships. These investments involve risks that are not present in our wholly owned projects. For example, co-investors or partners may become bankrupt or have business interests or goals inconsistent with ours. Further, our co-investors or partners may be in a position to take action contrary to our instructions and our interests.

Our use of debt financing could have a material adverse effect on our financial condition.

        We are subject to the risks normally associated with debt financing, including the risk that our cash flow will be insufficient to meet required principal and interest payments and the risk that we will be unable to refinance our existing indebtedness, or that the terms of such refinancing will not be as favorable as the terms of our existing indebtedness. If prevailing interest rates or other factors at the time of a refinancing result in higher interest rates or other restrictive financial covenants upon the refinancing, then such refinancing would adversely affect our cash flow and funds available for operation and development. We are also subject to financial covenants under our existing debt instruments. Should we fail to comply with the covenants in our existing debt instruments, then we would not only be in breach under the applicable debt instruments but we would also likely be unable to borrow any further amounts under these instruments, which could adversely affect our ability to fund operations. We also have incurred and may incur in the future indebtedness that bears interest at variable rates. Thus, as market interest rates increase, so will our debt expense, which would adversely affect our cash flow.

ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS

        As previously reported, in October 2001, FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which became effective on January 1, 2002. SFAS No. 144 requires us to report in discontinued operations the results of operations of a property that has either been disposed of or is classified as held for sale, unless certain conditions are met. SFAS No. 144 further requires us to reclassify results of operations from a property disposed or held for sale subsequent to December 31, 2002 as income from discontinued operations during prior reported periods. The purpose of this section of the Current Report on Form 8-K is to set forth audited consolidated statements of operations of the Operating Partnership for the years ended December 31, 2002, 2001 and 2000, including a revised note thereto, which reflect the impact of our adoption of SFAS No. 144.

        During the six-month period ended June 30, 2003, we sold or held for sale four properties owned by us and not classified as assets held for sale as of December 31, 2002. The results of operations from such properties have been reclassified as income from discontinued operations for the years ended December 31, 2002, 2001 and 2000 in the accompanying consolidated statements of operations. There is no effect on the previously reported net income available for common unitholders.

        Management does not believe that adoption of SFAS No. 144 has a material effect on our selected consolidated financial data or management's discussion and analysis of financial condition and results of operations for the years ended December 31, 2002, 2001 and 2000 as previously reported in our 2002 Annual Report on Form 10-K.

Item 7.    Financial Statements and Other Exhibits

(c)	Exhibits
	12	Statement re: Calculation of Ratios of Earnings to Combined Fixed Charges and Preferred Unit Distributions
	23	Consent of KPMG LLP
	99.1	Independent Auditors' Report
	99.2	Consolidated Statements of Operations, Years Ended December 31, 2002, 2001 and 2000
	99.3	Press Release Dated September 5, 2003

Item 9.    Regulation FD Disclosure

        Duke's press release dated September 5, 2003, titled "Duke Realty Corporation Announces Effect of SEC Accounting Interpretation on Prior Year Redemptions of Preferred Securities," is hereby furnished as part of this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP
By: Duke Realty Corporation, in its capacity as General Partner
By:	/s/ MATTHEW A. COHOAT Matthew A. Cohoat Senior Vice President and Corporate Controller

Dated: September 5, 2003

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  Item 5. Other Events
RISK FACTORS
ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS
  Item 7. Financial Statements and Other Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES